American Century Investment Services, Inc.

Statement of Financial Condition
December 31, 2020

Assets
Cash and cash equivalents	$90,877,305
Prepaid expenses	3,615,265
Deferred income taxes, net	2,393,086
Deferred sales commission	612,906
Deposit with clearing broker	100,000
Accounts receivable	92,487
Property and equipment, net	62,105

Total assets	$97,753,154

Liabilities and stockholder’s equity
Liabilities
Accrued compensation and benefits	$45,191,493
Accrued underwriting and distribution fees	10,173,276
Accounts payable and accrued expenses	1,903,775
Affiliate income taxes payable	726,630
Income taxes payable, net	609,434
Affiliate payable	258,633

Total liabilities	58,863,241

Stockholder’s equity
Common stock, $1 par value - 30,000 shares authorized, 11,900 shares issued and outstanding	11,900
Additional paid-in capital	13,584,884
Retained earnings	25,293,129

Total stockholder's equity	38,889,913

Total liabilities and stockholder's equity	$97,753,154

See notes to financial statements.
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